CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE UPDATING SUMMARY PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

The Prospectus for the Century II Variable Universal Life Contract (the “Contract”) contains more information about the Contract, including its features, benefits, and risks.  You can find the current prospectus and other information about the Contract online at vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=kcl&fid=NRVA02062.  You can also obtain this information at no cost by sending an email request to statecompliance@kclife.com or by contacting Us at:

Variable Administration
P.O. Box 219364
Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2023.

UPDATING SUMMARY PROSPECTUS CONTENTS

UPDATED INFORMATION ABOUT YOUR CONTRACT	2
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	3
DEFINITIONS	6
APPENDIX A - PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT	9

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since your Prospectus dated May 1, 2022.  This may not reflect all of the changes that have occurred since you entered into your Contract.
Annual Portfolio Operating Expenses
The Annual Portfolio Operating Expense table has been updated to reflect the current minimum and maximum total operating expenses for the Portfolios, as follows:
	Minimum	Maximum
Range of Annual Portfolio Operating Expenses* (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.26%	1.34%
* The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2022.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

Appendix A – Portfolio Companies Available Under the Contract
Appendix A has been updated to reflect a Fund merger that results in three changes to Portfolio names:
Current Portfolio Name	Former Portfolio Name
LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
LVIP JPMorgan Small Cap Core Fund – Standard Class Shares	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
LVIP JPMorgan U.S. Equity Fund – Standard Class Shares	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS
During the first 10 Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix B).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The maximum surrender charge is up to 5.00% of the Specified Amount.
For example, the full surrender or lapse of a Contract with a Specified Amount of $100,000 would be subject to a maximum surrender charge of $5,000.
Reference Prospectus Surrender Charge

TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium expense charge which covers state and local taxes as well as related administrative expenses, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders.
Reference Prospectus Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan interest charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.26%	1.34%
	Reference Prospectus Appendix A – Portfolio Companies Available Under the Contract
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Prospectus Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge if your Contract is fully surrendered or lapses within the first 10 Contract Years.  There might also be tax consequences.
Reference Prospectus Principal Risks of Investing in The Contract

RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.
Reference Prospectus Investment Risk

RISKS
INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.
Reference Prospectus Financial Condition of Kansas City Life

CONTRACT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
Death Benefits will not be paid if the Contract has lapsed.
Reference Prospectus Premiums to Prevent Lapse and Reinstatement of Contract

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Reference Prospectus Transfer Privilege, Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.
Reference Prospectus Supplemental and/or Rider Benefits

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.
Reference Prospectus Tax Risks

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of Contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.
Reference Prospectus Sale of the Contracts

EXCHANGES
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a contract.  You should replace your existing insurance only if you determine that the contract is better for you.  The charges and benefits of your existing insurance may be different from the contract.  You may have to pay a surrender charge on your existing insurance, and the contract will impose a new surrender charge period.
Reference Prospectus Replacement of Existing Insurance

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract which is not part of the Specified Amount.  The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended.  The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premium.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract.  If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.86%	-31.11%	7.66%	11.64%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.80%	-20.55%	6.19%	8.30%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.98%	-39.95%	6.31%	10.46%
Capital growth	American Century Variable Portfolios, Inc. VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).	0.92% [i]	-28.11%	7.91%	10.25%
Capital growth by investing in common stocks (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Disciplined Core Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.71%	-12.74%	6.85%	10.63%
Capital growth	American Century Variable Portfolios, Inc. VP International Fund – Class I (Manager: American Century Investment Management, Inc.).	1.10% [i]	-24.75%	2.32%	4.95%
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.86%	-1.19%	6.76%	11.01%
Long-term capital growth	American Century Variable Portfolios, Inc. VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).	0.76% [i]	-32.38%	11.10%	14.12%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.73% [i]	0.54%	7.85%	10.59%
Long-term total return using a strategy that seeks to protect against U.S. inflation	American Century Variable Portfolios II, Inc. VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).	0.77%	-13.08%	1.38%	0.67%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.55%	-13.41%	5.33%	8.10%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.52% [i]	-7.13%	4.09%	-
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.72%	-17.70%	-1.77%	-0.50%
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.66% [i]	-24.74%	7.06%	10.15%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	-16.50%	7.83%	11.54%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM) ).	0.82% [i]	-22.10%	2.32%	4.27%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90% [i]	-13.97%	2.83%	5.69%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	-9.16%	2.08%	-
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94% [i]	-24.88%	6.31%	-
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.87% [i]	-16.93%	4.06%	-
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.11% [i]	-15.54%	-2.60%	-
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.83%	-18.06%	10.31%	11.10%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Newton Investment Management North America, LLC	0.82%	-16.62%	2.79%	9.46%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Mellon Investments Corporation	0.26%	-18.31%	9.14%	12.28%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.68% [i]	-22.87%	9.33%	11.36%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.34%	-19.07%	7.63%	8.35%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.07% [i]	-31.01%	6.78%	9.89%
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.21% [i]	-31.86%	14.35%	18.39%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10% [i]	-14.93%	4.38%	9.12%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.95%	-13.75%	2.56%	5.38%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.81% [i]	-11.78%	1.59%	3.58%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.63% [i]	1.16%	0.85%	0.46%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.85%	-26.49%	8.39%	11.15%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.60%	-12.26%	1.69%	2.89%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.65%	-13.66%	2.55%	4.68%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.69%	-14.79%	3.04%	5.26%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.73%	-15.97%	3.47%	5.79%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.76%	-16.64%	3.84%	6.51%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.79%	-17.09%	4.34%	7.22%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.84%	-17.89%	5.12%	8.11%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.41%	5.62%	8.44%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.42%	5.63%	8.51%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.47%	5.61%	8.53%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25% [i]	-25.92%	0.48%	3.15%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.09%	-33.52%	7.34%	10.18%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.37% [i]	-21.70%	-1.40%	1.28%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.09% [i]	-7.39%	-1.73%	1.72%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.73%	-8.16%	6.00%	9.98%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.76%	-19.35%	4.07%	9.59%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.67%	-18.69%	10.25%	13.21%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.74% [i]	-31.63%	9.57%	13.05%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	-17.21%	8.90%	11.68%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53% [i]	-13.93%	0.19%	1.39%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61% [i]	-9.58%	5.18%	7.34%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.78% [i]	0.76%	9.00%	8.63%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.75%[i]	-13.71%	0.73%	2.06%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	-11.85%	1.76%	3.13%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.74%	-13.73%	1.77%	3.77%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	-13.35%	1.92%	3.72%

i  Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

To learn more about the Contract and the Separate Account, you should read the Prospectus and Statement of Additional Information (SAI) dated the same date as this Summary Prospectus. For a free copy of the Prospectus or SAI and to request other information about the Contract, please call 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Prospectus and SAI, both dated May 1, 2023, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, the SAI, and other information about Us and the Contract. Information about Us and the Contract (including the Prospectus and SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by electronic request at the email address maintained by the SEC (publicinfo@sec.gov).  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000024870

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.